UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 1, 2021

BTCS INC.

(Exact name of registrant as specified in its charter)

Nevada	000-55141	90-1096644
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

9466 Georgia Avenue #124, Silver Spring, MD 20910

(Address of Principal Executive Offices, and Zip Code)

(202) 430-6576

Registrant’s Telephone Number, Including Area Code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	NA	NA

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 1, 2021, the Board of Directors (the “Board”) of BTCS Inc. (the “Company”) appointed Charles B. Lee as a member of the Board. There is no arrangement or understanding between Mr. Lee, and any other persons pursuant to which Mr. Lee was selected as a director. Since the beginning of fiscal 2019 through the date hereof, there have been no transactions with the Company, and there are currently no proposed transactions with the Company in which Mr. Lee had or will have a direct or indirect material interest within the meaning of Item 404(a) of Regulation S-K.

As compensation for his service as a director, Mr. Lee will receive (i) annual cash compensation of $25,000 which will increase to $50,000 upon the Company’s common stock being uplisted to a national securities exchange (an “Exchange”), (ii) 75,000 restricted stock units which will vest upon an uplisting to an Exchange, and (iii) 175,000 five year stock options (the “Options”) with an exercise price of $1.03. The vesting and exercisability of the Options, are summarized as follows:

70,000 options will vest on April 1, 2022 and the remaining options will vest based upon the following milestones:

●	26,250 options when the trailing 20-day average closing stock price is greater than or equal to $1.288
●	26,250 options when the trailing 20-day average closing stock price is greater than or equal to $1.609
●	26,250 options when the trailing 20-day average closing stock price is greater than or equal to $2.012
●	26,250 options when the trailing 20-day average closing stock price is greater than or equal to $2.515

Item 7.01 Regulation FD Disclosure.

On April 1, 2021, the Company issued a press release announcing the appointment of Charles B. Lee to the Board.

A copy of the press release is furnished as Exhibit 99.1 to this report. The information contained in the press release attached as Exhibit 99.1 to this report shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section. Furthermore, the information contained in the press release attached as Exhibit 99.1 to this report shall not be deemed to be incorporated by reference in the filings of the Company under the Securities Act of 1933.

Item 9.01 Financial Statements and Exhibits.

99.1	BTCS Inc. Press Release

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BTCS INC.

Date:	April 5, 2021	By:	/s/ Charles W. Allen
		Name:	Charles W. Allen
		Title:	Chief Executive Officer